Exhibit 10.53

FIRST AMENDMENT TO RESTATED MANAGEMENT AGREEMENT

This First Amendment to Restated Management Agreement dated March 30, 2001 and effective January 1, 2001 by and between UNITED INDUSTRIES CORPORATION, a Delaware corporation (“Company”), and DANIEL J. JOHNSTON (“Johnston”) (“Restated Management Agreement”) is entered into this 12th day of November, 2004 (“Effective Date”).

NOW THEREFORE, the Parties hereto agree as follows:

1.             The words “six (6) months” in the first sentence of Sections 4(f) and in 4(f)(v) of the Restated Management Agreement are hereby deleted, and the words “ninety (90) days” are hereby substituted in their place and stead.

2.             All other provisions of the Restated Management Agreement shall remain in full force and effect.

3.             The foregoing amendment shall be effective as of the Effective date.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

UNITED INDUSTRIES CORPORATION

By:	/s/ Robert L. Caulk
Robert L. Caulk
Chairman, CEO & President

/s/ Daniel J. Johnston
Daniel J. Johnston